UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2006
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 846-5000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Signatures
EXHIBIT INDEX
EX-1.1 UNDERWRITING AGREEMENT
EX-4.1 FORM OF NOTE FOR 6.30% NOTES DUE 2013
EX-5.1 OPINION OF KING & SPALDING LLP
EX-8.1 OPINION OF KING & SPALDING LLP REGARDING TAX MATTERS

Item 1.01 Entry into a Material Definitive Agreement.
     On May 31, 2006, Post Apartment Homes, L.P. (the “Operating Partnership”) entered into an agreement (the “Underwriting Agreement”) among the Operating Partnership, Wachovia Capital Markets, LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”) whereby the Operating Partnership agreed to sell and the Underwriters agreed to purchase from the Operating Partnership, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $150 million aggregate principal amount of 6.30% Notes due 2013 (the “Notes”). The Underwriting Agreement contains customary representations, warranties and agreements of the Operating Partnership and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. On June 5, 2006, the Operating Partnership completed the sale of the Notes provided for in the Underwriting Agreement, through the issuance and sale of $150 million aggregate principal amount of the Notes to the Underwriters for gross proceeds of approximately $148.8 million.
     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.
Item 8.01. Other Events.
     Post Properties, Inc. and the Operating Partnership are filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-55994).
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
1.1	Underwriting Agreement

4.1	Form of Note for 6.30% Notes due 2013

5.1	Opinion of King & Spalding LLP

8.1	Opinion of King & Spalding LLP regarding tax matters

23.1	Consent of King & Spalding LLP (included in Exhibits 5.1 and 8.1)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.

Date: June 5, 2006	By:	/s/ David P. Stockert

David P. Stockert
President and Chief Executive Officer

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.

Date: June 5, 2006	By: POST GP HOLDINGS, INC., as General Partner

	By:	/s/ David P. Stockert

David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement

4.1	Form of Note for 6.30% Notes due 2013

5.1	Opinion of King & Spalding LLP

8.1	Opinion of King & Spalding LLP regarding tax matters

23.1	Consent of King & Spalding LLP (included in Exhibits 5.1 and 8.1)